EXHIBIT 32



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
                   PURSUANT TO 18 U.S.C SECTION 1350, AS ADOPTED
             PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT 0F 2002



            I, Stephen Farkas, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of AAMPRO Group, Inc. on Form 10-QSB for the quarter ended June 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report of AAMPRO Group, Inc. on Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of AAMPRO Group, Inc.

Dated: August 21, 2006



                                                 By: /s/ Stephen Farkas
                                                 ----------------------
                                                 Name: Stephen Farkas
                                                 Title: Chief Executive Officer
                                                 and Chief Financial Officer


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